Bob Currey – Chief Executive Officer

Steve Childers – Chief Financial Officer

May 2009

Any statements contained in this presentation other than statements of historical fact, including statements about management's beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management's views and assumptions regarding future events and business performance. Words such as "estimate," "believe," "anticipate," "expect," "intend," "plan," "target," "project," "should," "may," "will" and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include a number of factors related to our business, including various risks to shareholders of not receiving dividends and risks to Consolidated's ability to pursue growth opportunities if Consolidated continues to pay dividends according to the current dividend policy; the current volatility in economic conditions and the financial markets; changes in the value of assets or obligations associated with Consolidated's employee benefit plans; various risks to the price and volatility of Consolidated's common stock; the substantial amount of debt and Consolidated's ability to incur additional debt in the future; Consolidated's need for a significant amount of cash to service and repay the debt and to pay dividends on the common stock; restrictions contained in the debt agreement that may limit the discretion of management in operating the business; the ability to refinance the existing debt as necessary; regulatory changes, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with Consolidated's possible pursuit of acquisitions; the length and severity of weakened economic conditions in the Consolidated service areas in Illinois, Pennsylvania and Texas; the integration of Consolidated and North Pittsburgh; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationships with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management personnel in the future; changes in the extensive governmental legislation and regulation governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of Consolidated's network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations. These and other risks and uncertainties are discussed in more detail in Consolidated's filings with the Securities and Exchange Commission, including our reports on Form 10-K and Form 10-Q. Many of these risks are beyond management's ability to control or predict. All forward-looking statements attributable to Consolidated or persons acting on behalf of us are expressly qualified in their entirety by the cautionary statements and risk factors contained in this press release and Consolidated's filings with the Securities and Exchange Commission. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, Consolidated does not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

Safe Harbor

Company Overview

12th largest Independent Local Exchange Carrier in the U.S., with operations in Illinois, Texas and Pennsylvania

Approximately 259,787 ILEC access lines, 73,737 CLEC access line equivalents,
94,554 DSL subscribers, 18,207 IPTV subscribers, and 7,141 VOIP subscribers representing 453,426 total connections

Providing voice, video and data services

Triple play offerings in all markets

Full Year 2008 CNSL financial overview:

Revenues of $418.4 million

Adjusted EBITDA of $191.3 million, excluding Hurricane Ike recovery exp.

$92.4 million in cash from operations

Dividend payout ratio of 71.6%

First Quarter 2009 CNSL financial overview:

Revenues of $101.7 million

Adjusted EBITDA of $45.3

Dividend payout ratio of 64.3%

Well-Established Operating History

1894

1984

2005

1997

2002

2004

CCI was formed and
non-regulated
businesses incorporated
from 1984-1989

CCI acquired
by McLeodUSA

Lumpkin,
Providence and
Spectrum
acquire CCI

Mattoon
Telephone Co.
founded by Dr.
I.A. Lumpkin

CCI acquires
TXUCV and
VOIP deployed in
TX

Consolidated
completes IPO; IPTV
Launch in Illinois

CNSL
acquires
NPSI

2006

IPTV Launch
in TX

2007

2008

IPTV launch
in PA

VOIP
deployed in IL

Consistent Organic and Acquisition Growth

2002 – New Consolidated created after acquisition from McLeod.

2004 – Tripled the size of the company with TXU acquisition.

2005 – Initial Public Offering.

2007 – Completed acquisition of North Pittsburgh Systems, Inc.

$191.3M

$418.4M

2008

$45.3M

$101.7M

Q1 2009

$143.8M

$329.2M

2007

$139.8M

$136.8M

$123.3M

$45.7M

Adj.
EBITDA

$320.8M

$321.4M

$269.6M

$132.3M

Revenue

2006

2005

2004

2003

CNSL

Consolidated communications

IL
Chicago
Springfield
St. Louis
Springfield
Decatur
Mattoon
Effingham
Salem
TX
Dallas
San Antonio
Houston
Lufkin
Conroe
Houston
Katy
Galveston
PA
Scranton
Philadelphia
Pittsburgh
Cranberry Township
Gibsonia
Pittsburgh
Washington
LEGEND
ILEC
CLEC

Operations in Illinois, Texas and
Pennsylvania

ILEC markets are a balance of both rural and
suburban markets

Texas – A large engineering construction company, KBR, has reported it will be building a 900,000 square foot facility in our Katy market centralizing approximately 4,500 employees

Pennsylvania – Westinghouse is consolidating its nuclear division in
Cranberry Woods, which is reported to bring as many as 3,000 employees to our service area

Construction is underway and we are providing services today.

Illinois – Futuregen is near-zero emission coal fired power plant that has selected Mattoon, IL as site and would produce about 3,000 temporary construction jobs and about 200 full-time positions.

Future depends on Department of Energy’s support of project.

Attractive Markets

Suburban markets continue to expand:

Westinghouse – Cranberry, PA

Regulatory Landscape

The regulatory environment is stable.

We have very good relations with the FCC and the state Public Utility
Commissions.

We support appropriate intercarrier compensation reform

Have been and continue to be actively involved in broad reform that will support ongoing investment in rural America

The rules and applications for the Broadband Stimulus are still in development.

We are actively involved and plan to pursue any opportunity that helps support expansion and increased speeds.

Regulatory Environment

Experienced & Operations-Focused
Management Team

Executive

Title

Telecom
Experience

Bob Currey

President & CEO

39 Years

Steve Childers

Senior Vice President &

Chief Financial Officer

23 Years

Joe Dively

Senior Vice President

23 Years

Steve Shirar

Senior Vice President

27 Years

Bob Udell

Senior Vice President

21 Years

Chris Young

Chief Information Officer

22 Years

Richard Lumpkin

Chairman

48 Years

CCI Date of
Initial Hire

1990

1986

1991

1996

1993

1985

1963

Executing on our Strategy

Sustain

and grow

cash flow

Increase

revenue

per customer

Improve

operating

efficiency

Pursue selective

acquisitions

Maintain

effective capital

deployment

Increase Revenue per Customer

DSL Subscriber Growth

Q1'09

Q4'08

Q2'08

Q4'07

Q2'07

Q4'06

Q2'06

Q4'05

100,000

85,000

70,000

55,000

40,000

IPTV Subscriber Growth

Attractive, feature rich
broadband offerings

Multiple DSL speeds
and price points

Higher margin products

IPTV enables the Triple
Play offering

Enhances the value of
the bundle and
deepens customer
relationships

0

3,000

6,000

9,000

12,000

15,000

18,000

Q4'05

Q2'06

Q4'06

Q2'07

Q4'07

Q2'08

Q4'08

Q1'09

Pro-Forma IL, TX & PA

Pro-Forma IL, TX & PA

Broadband Penetration

* Data based on company reports and Wall Street Research

Q109 DSL Penetration

% of ILEC Access Lines

36%

34%

34%

33%

27%

26%

18%

0%

5%

10%

15%

20%

25%

30%

35%

40%

CNSL

WIN

CTL

IWA

FTR

EQ

FRP

IPTV Service in all markets

A robust offering with over 200 all-digital channels,
premium movie packages and over a 1000 hours of
movies on demand

Video Drives Incremental Revenue Per Customer

IPTV enables the Triple Play offering

Incremental Product Rollout

Leverages existing resources and IP Backbone/ADSL 2+

Future CapEx is success based

Enhances the value of the bundle and deepens customer
relationships

Service available in all markets

18,207 total video subscribers

Approx. 148,000 homes passed

Doubled HD channels in 2008 – will do the same in 2009

Q2 2008, rolled out IPTV service in PA and DVR in all states

ILEC VOIP

ILEC VOIP Subscriber Growth

Maintains customer
relationship

Save opportunity for
line disconnection

Provides new customer
opportunities

Triple play bundle.

Competes head-to-head
with cable provider.

0

2,000

4,000

6,000

8,000

Q1'07

Q2'07

Q3'07

Q4'07

Q1'08

Q2'08

Q3'08

Q4'08

Q1'09

IL, TX & PA

PA ILEC Access Line Trends

-2.6%

-3.8%

-4.8%

-5.1%

-9.1%

-10.0%

-10.0%

-9.5%

-8.0%

-6.8%

-6.5%

-5.4%

-5.7%

-12.0%

-10.0%

-8.0%

-6.0%

-4.0%

-2.0%

0.0%

Q405

Q106

Q206

Q306

Q406

Q107

Q207

Q307

Q407

Q108

Q208

Q308

Q408

Competition launches

VOIP

CNSL announces

NPSI acquisition

CNSL closes

NPSI acquisition

CNSL launches

IPTV

Consolidated communications

THE PITTSBURGH CULTURAL TRUST

Pittsburgh Post-Gazette

PIRATES

ROBERT MORRIS COLLEGE

BHS BUTLER HEALTH SYSTEM
Providing unsurpassed patient care

CLEC Overview

True “edge-out” strategy, which leverages ILEC network, human capital skills and reputation in the surrounding markets

Cash flow positive due to focus on success-based capital expenditures

Focus on small to mid-sized business customers (5 to 500 lines), educational institutions and healthcare facilities

Operates an extensive SONET optical network with over 300 route miles of fiber optic facilities in the Pittsburgh metropolitan market

Focus is on migrating to an on-net, ethernet and VoIP delivery system

Disciplined Capital Deployment

IP platform supports triple play, increased data speeds and new products

Delivering an all digital video signal over existing fiber/copper network

96% of total access lines are DSL-capable in Illinois and Texas, 100%
in Pennsylvania

Technology investments, which enable operating expense reductions

Historically capital spending has run 10% -12% of revenue

2009 Cap ex Guidance is $42 million to $43 million

Cap ex focused on enhancing revenue, service quality and
efficiency gains

CNSL Acquisition Criteria

Attractiveness of the markets

North Pittsburgh:

High growth, affluent markets

Edge-out CLEC provides synergy with ILEC

Wireless partnerships overlap with ILEC and CLEC markets

Quality of the network

North Pittsburgh:

Well maintained plant

Short loops enable higher broadband speeds and efficient video overlay

Ability to integrate efficiently

North Pittsburgh:

Leverage existing, proven systems and processes

Potential for operating synergies

North Pittsburgh:

$7-$11 million annually in estimated Op Ex savings

$3-$6 million annually in estimated Cap Ex savings

Cash flow accretive

North Pittsburgh:

Improves dividend payout ratio

PA Integration Update

Integration efforts ahead of schedule and synergies.

Exceeded 2008 synergies Opex synergies by 10%.

Ahead of plan for 2009 synergies.

Substantial savings realized from multiple system integrations.

IPTV launched within four months of close.

Last system migration will complete in June.

Wireless Partnerships

In addition to its core business, CNSL derives a portion of its cash flow from five wireless partnerships.

All are managed by Verizon Wireless and overlap with our ILEC and
CLEC markets.

All have experienced solid revenue, operating income, cash
distribution and subscriber growth over the past few years.

Contribution for the first quarter of 2009 was $5.1 million.

Cash Distributions from Wireless Partnerships

$ in millions

$4.0

$8.0

$12.0

$16.0

$20.0

2005

2006

2007

2008

Cash Available for Dividends vs. Access Lines

Stable CAPD despite Access Line loss.

Q307 excludes $2.1M subsidy true up

Cash Available for Dividends

$000's

0

50,000

100,000

150,000

200,000

250,000

Q1 '07

Q2 '07

Q3 '07

Q4 '07

Q1 '08

Q2 '08

Q3 '08

Q4 '08

Q1 '09

$0

$2,000

$4,000

$6,000

$8,000

$10,000

$12,000

$14,000

$16,000

$18,000

$20,000

Res Lines

Bus Lines

CAPD

CNSL Delivering Strong Financial Results…

($ in millions)

2005

2006

2007

(1)

2008

Q109

CNSL

Revenue

321.4

$

320.8

$

329.2

$

418.4

$

101.7

$

Adjusted EBITDA

136.8

$

139.8

$

143.8

$

189.8

$

45.3

$

Cash Provided by Operating Activities

72.5

$

84.6

$

82.1

$

92.4

$

19.4

$

CapEx

31.1

$

33.4

$

33.5

$

48.0

$

10.2

$

Payout Ratio

(1)

68.9%

76.6%

75.9%

71.6%

64.3%

CNSL Balance Sheet

Total Cash and Marketable Securities

31.4

$

26.7

$

34.3

$

15.5

$

13.3

$

Total Debt

555.0

$

594.0

$

893.0

$

881.0

$

881.0

$

Net Leverage

    3.8x

    4.1x

    4.6x

4.6x

4.7x

(1)  Balance Sheet data includes impact of the North Pittsburgh acquisition closed and funded on Dec. 31, 2007.

Consolidated communications

Consolidated
communications

Advanced IP Network

Leading Operating
Metrics

Investment Highlights

Growing Free Cash
Flow

Attractive and
Stable Markets

Sustainable and
Attractive Dividend
Yield

Experienced
Management Team

Regulation G Disclaimer

This presentation includes certain non-GAAP financial measures.  Each of our earnings releases providing quarterly results has been posted to the investor relations section of our website at www.consolidated.com.
Each release provides an explanation of the use of non-GAAP financial measures and contains reconciliations of these measures to their nearest GAAP equivalent.

GAAP Reconciliation

This presentation, includes disclosures regarding “EBITDA”, “Adjusted EBITDA”,  “cash available to pay dividends”, “total net debt to last twelve month Adjusted EBITDA coverage ratio”, “adjusted diluted net income,”
and “adjusted net income per share”, all of which are non-GAAP financial measures.  Accordingly, they should not be construed as alternatives to net cash from operating or investing activities, cash and cash equivalents, cash flows from operations, net income (loss) or net income (loss) per share as defined by GAAP and are not, on their own, necessarily indicative of cash available to fund cash needs as determined in accordance with
GAAP. In addition, not all companies use identical calculations, and the non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.  A reconciliation of the differences between these non-GAAP financial measures and the most directly comparable financial measures presented in accordance with GAAP is included in the tables that follow.

Adjusted EBITDA is comprised of EBITDA, adjusted for certain items as permitted or required by the lenders under the credit facility in place at the end of each quarter in the periods presented.  The tables that follow include an explanation of how Adjusted EBITDA is calculated for each of the periods presented.

EBITDA is defined as net earnings (loss) before interest expense, income taxes, depreciation and amortization on an historical basis.  We believe net cash provided by operating activities is the most directly comparable financial measure to EBITDA under GAAP.  EBITDA is a non-GAAP financial measure.

Cash available to pay dividends represents Adjusted EBITDA plus cash interest income less (1) cash interest expense, (2) capital expenditures, and (3) cash taxes.

We present Adjusted EBITDA and cash available to pay dividends for several reasons.  Management believes
Adjusted EBITDA and cash available to pay dividends are useful as a means to evaluate our ability to fund our estimated uses of cash (including interest on our debt) and pay dividends. In addition, we have presented
Adjusted EBITDA and cash available to pay dividends to investors in the past because they are frequently used by investors, securities analysts and other interested parties in the evaluation of companies in our industry, and management believes presenting them here provides a measure of consistency in our financial reporting.
Adjusted EBITDA and cash available to pay dividends, referred to as Available Cash in our credit agreement, are also components of the restrictive covenants and financial ratios contained in the agreements governing our debt that require us to maintain compliance with these covenants and limit certain activities, such as our ability to incur debt and to pay dividends.

GAAP Reconciliation cont…

The definitions in these covenants and ratios are based on Adjusted EBITDA and cash available to pay dividends after giving effect to specified charges. We present other information related to the non-GAAP financial measures, specifically “total net debt to last twelve month Adjusted EBITDA coverage ratio,”
principally to put these other measures in context and facilitate comparisons by investors, security analysts and others; this ratio differs in certain respects from the similar ratio used in our credit agreement.  As a result, management believes the presentation of Adjusted EBITDA and cash available to pay dividends, as supplemented by “total net debt to last twelve months Adjusted EBITDA coverage ratio,” provides important additional information to investors. In addition, Adjusted EBITDA and cash available to pay dividends provide our board of directors with meaningful information to determine, with other data, assumptions and considerations, our dividend policy and our ability to pay dividends under the restrictive covenants in the agreements governing our debt and to measure our ability to service and repay debt.

These non-GAAP financial measures have certain shortcomings.  In particular, Adjusted EBITDA does not represent the residual cash flows available for discretionary expenditures, since items such as debt repayment and interest payments are not deducted from such measure.  Similarly, while we may generate cash available to pay dividends, we are not required to use any such cash to pay dividends, and the payment of any dividends is subject to declaration by our board of directors, compliance with applicable law and the terms of our credit agreement.

Because Adjusted EBITDA is a component of the Dividend Payout Ratio and the ratio of total net debt to last twelve month Adjusted EBITDA, these measures are also subject to the material limitations discussed above.  In addition, the ratio of total net debt to last twelve month Adjusted EBITDA is subject to the risk that we may not be able to use the cash on the balance sheet to reduce our debt on a dollar-for-dollar basis. Management believes these ratios are useful as a means to evaluate our ability to incur additional indebtedness in the future and, together with adjusted net income and adjusted diluted net income per share, assist investors, securities analysts and other interested parties in evaluating both our company over time and the relative performance of the companies in our industry.

Adjusted EBITDA Reconciliation

($ in thousands)

IL& TX

2005

IL& TX

2006

IL& TX

2007

IL, TX & PA

2008

IL, TX & PA

Q1 2009

Historical EBITDA:

Net cash provided by operating activities

72,475

$

84,593

$

82,069

$

92,411

$

19,354

$

Adjustments:

Pension curtailment gain

7,880

-

-

-

-

Compensation from restricted share plan

(8,590)

(2,482)

(4,034)

(1,901)

(433)

Loss on extinguishment of debt

-

-

(10,323)

(9,224)

-

Intangible asset impairment (1)

-

(11,240)

-

(6,050)

-

Extraordinary gain, net of tax

-

-

-

7,240

-

Other adjustments, net

(19,068)

3,157

(3,781)

46,053

1,443

Changes in operating assets and liabilities

10,220

6,669

2,828

(24,347)

5,010

Interest expense, net

53,443

42,899

56,780

66,292

14,470

Income taxes

10,935

405

4,674

6,639

2,386

Historical EBITDA (2)

127,295

124,001

128,213

177,113

42,230

Adjustments to EBITDA (3)

Integration and restructuring (4)

7,400

3,684

1,187

4,847

2,380

Professional service fees (5)

2,867

-

-

-

-

Other, net (6)

(3,036)

(7,143)

(6,567)

(19,918)

(4,904)

Investment distributions (7)

1,590

5,516

6,586

17,778

5,159

Pension curtailment gain (8)

(7,880)

-

-

-

-

Loss on extinguishment of debt

-

-

10,323

9,224

-

Intangible assets impairment (1)

-

11,240

-

6,050

-

Extraordinary gain, net of tax

-

-

-

(7,240)

-

Non-cash compensation (9)

8,590

2,482

4,034

1,901

433

Adjusted EBITDA

136,826

$

139,780

$

143,776

$

189,755

$

45,298

$

Footnotes for Adjusted EBITDA:

(1) Includes $11.2 million of asset impairment charges for the year ended December 31, 2006 and December 31, 2008. Upon completion of our 2006 annual impairment review and as a result of a decline in estimated future cash flows in the telemarketing and operator services business, we determined that the value of the customer lists associated with these businesses was impaired. The 2008 impairment was also related to the telemarketing business. Non-cash impairment charges are excluded in arriving at Consolidated EBITDA under our credit facility.

(2) Historical EBITDA is defined as net earnings (loss) before interest expense, income taxes, depreciation and amortization on a historical basis.

(3) These adjustments reflect those required or permitted by the lenders under the credit facility in place at the end of each of the quarters included in the periods presented.

(4) Represents certain expenses associated with integrating and restructuring the Texas, Illinois and Pennsylvania businesses.

(5) Represents the aggregate professional service fees paid to certain large equity investors prior to our initial public offering. Upon closing of the initial public offering, these agreements terminated.

(6) Other, net includes the equity earnings from our investments, dividend income and certain other miscellaneous non-operating items. Key man life insurance proceeds of $0.3 million and $2.8 million received in 2007 and 2005, respectively, are not deducted to arrive at Consolidated EBITDA.

(7) For purposes of calculating adjusted EBITDA, we include all cash dividends and other cash distributions received from our investments.

(8) Represents a $7.9 million curtailment gain associated with the amendment of our Texas pension plan. The gain was recorded in general and administrative expenses. However, because the gain is non-cash, it is excluded from Consolidated EBITDA.

(9) Represents compensation expenses in connection with our Restricted Share Plan, which because of the non-cash nature of the expenses are being excluded from adjusted EBITDA.

Adjusted EBITDA Reconciliation

Cash Available to Pay Dividends

($ in thousands)

IL, TX & PA

IL, TX & PA

2005

2006

2007

YE 2008

Q1 - 2009

Adjusted EBITDA

35,626

$

139,780

$

143,776

$

189,755

$

45,298

$

- Cash interest expense

(9,384)

(40,613)

(44,222)

(65,061)

(14,085)

- Capital Expenditures

(9,498)

(33,388)

(33,495)

(48,027)

(10,157)

+ Proceeds from asset sales

(1)

-

6,594

-

-

-

- Cash income taxes

(172)

(8,237)

(13,976)

(13,540)

(3,153)

+ Cash interest income

367

21

- Principal payments on debt

-

-

-

-

(224)

- Repurchases of stock

-

(87)

-

-

-

Cash available to pay dividends

16,746

$

64,794

$

52,976

$

63,494

$

17,700

$

Quarterly Dividend

11,537

$

44,593

$

40,195

$

45,449

$

11,388

$

Payout Ratio

68.9%

68.8%

75.9%

71.6%

64.3%

(1) Represents $673 of proceeds from the sale of idle property and $5,921 of proceeds from the redemption of class C shares of RTB stock.

IL and TX Year Ended December 31,

Total Net Debt to Adjusted EBITDA Ratio

($ in thousands)

IL, TX & PA

IL, TX & PA

2005

2006

2007

YE 2008

Q1 - 2009

Summary of Outstanding Debt

Senior Notes

130,000

$

130,000

$

130,000

$

-

$

-

$

Term loan

425,000

464,000

760,000

880,000

880,000

Capital Leases

-

-

2,646

1,266

1,042

Total debt as of December 31, 2007

555,000

$

594,000

$

892,646

$

881,266

$

881,042

$

Less cash on hand

(31,409)

(26,672)

(37,297)

(15,471)

(13,347)

Total net debt

523,591

$

567,328

$

855,349

$

865,795

$

867,695

$

Adjusted EBITDA for the trailing

   twelve months.

136,826

$

139,780

$

187,000

$

189,755

$

185,862

$

Total Net Debt to Adjusted EBITDA

3.8

4.1

4.6

4.6

4.7

IL and TX Year Ended December 31,

32